Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Contract	Balance
The following table provides information about accounts receivable, net, and contract liabilities from contracts with customers. The Company did not have any contract assets as of December 31, 2021 or December 31, 2020 (dollars in thousands):

	December 31, 2021	December 31, 2020
Accounts receivable, net	$20,128	$13,817
Contract liabilities, current (deferred revenue)	1,307	1,140
Contract liabilities, non-current (deferred revenue)	456	237
Changes in the contract liabilities balances are as follows (dollars in thousands):

	December 31, 2021	December 31, 2020	$ Change
Contract liabilities (deferred revenue)	$1,762	$1,377	$385
The increase in deferred revenue was due to billings in advance of performance obligations being satisfied, net of revenue recognized for services rendered during the period. Revenue of $1.2 million was recognized during the year ended December 31, 2021 which was included in the deferred revenue balance at the beginning of the period, and revenue of $0.7 million was recognized during the year ended December 31, 2020 which was included in the deferred revenue balance at the beginning of the period.

Remaining	Performance Obligations
Remaining performance obligations represent the contracted minimum usage commitments and do not include an estimate of additional usage in excess of contractual minimum commitments. The Company’s contract terms typically range from one to three years. Revenue as of December 31, 2021 that has not yet been recognized was approximately $160.2 million, of which $80.2 million and $80.0 million is expected to be recognized as revenue within one year and beyond one year, respectively. The Company expects to recognize revenue on the remaining performance obligations over the next 66 months.